UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST
(Exact name of Registrant as specified in charter)

440 South LaSalle Street
Chicago, Illinois 60605-1028
(Address of principal executive offices) (Zip code)

Keith T. Robinson Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31
Date of reporting period: 11/01/02-10/31/03

FORM N-CSR

Item 1:  Report to Shareholders

Thomas White Funds Family
Lord Asset Management Trust
Annual Report
American Opportunities Fund
International Fund
October 31, 2003
FOR CURRENT PERFORMANCE, NET ASSET VALUE, OR FOR ASSISTANCE
WITH YOUR ACCOUNT, PLEASE CONTACT THE FUNDS FAMILY AT
800-811-0535 OR VISIT OUR WEB SITE AT
WWW.THOMASWHITE.COM
THOMAS WHITE FUNDS FAMILY
OFFICERS AND TRUSTEES

Thomas S. White, Jr.
Chairman of the Board
and President
Nicholas G. Manos
Trustee
Edward E. Mack III
Trustee
Elizabeth G. Montgomery
Trustee
John N. Venson, D.P.M.
Trustee
Douglas M. Jackman, CFA
Vice President and Secretary
David Sullivan II
Treasurer and
Assistant Secretary

INVESTMENT ADVISER AND
ADMINISTRATOR

Thomas White International, Ltd.
 440 S. LaSalle Street, Suite 3900
Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company
 Chicago, Illinois
U.S. Bank, N.A.
Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert
 Washington, DC

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
 Chicago, Illinois

TRANSFER AGENT

U.S. Bancorp Fund Services LLC
 Milwaukee, Wisconsin

Thomas White Funds Family
Lord Asset Management Trust

THOMAS WHITE FUNDS FAMILY
Thomas White is the Funds' President and Portfolio Manager. He has been an investment professional since joining Goldman Sachs in 1966. His interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University in 1965. Over his thirty-eight years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and until 1992, fourteen years with Morgan Stanley. At Morgan Stanley, he was a Managing Director and the Chief Investment Officer for the firm's American valuation-oriented equity investing.

Together with the organization's team of seasoned domestic and international analysts, Mr. White directs the management of portfolio investments in Europe, Africa, North America, Latin America, Japan and Asia. The firm's research division, the Global Capital Institute, produces monthly publications that provide investment advice on the relative attractiveness of nearly 4,000 common stocks in forty-nine countries. These are purchased by major institutional asset management organizations worldwide.

THE FOLLOWING LETTER WAS WRITTEN BY MR. WHITE, THE FUNDS' PRESIDENT:
December 30, 2003
Dear Friends,
The Thomas White Funds Family will celebrate the completion of its first decade next June. Our professionals take pride in having maintained the highest standards of investment research, portfolio management and ethical behavior over this period. While we have yet to become a household name, we have adhered throughout to our commitment of being shareholder oriented. We continue to put the interests of our shareholders before ours.

As reviewed in this report, the performances of our two funds have met their objectives of strong, stable equity performance relative to their peer funds. We have accomplished our goal in this period's particularly wide range of market environments:

1) The steady growth of the nineties (1994-1998).
2) The technology bubble fueled by Y2K fears (1999-2000).
3) The subsequent market decline (2000-2002), a natural aftermath of earlier excesses. This bear market was the longest period of declining stock prices since the thirties.
4) The current economic expansion and bull market (2003-200?). Consumers, businessmen and investors have now regained confidence.

As mutual fund industry professionals, we want to assist our shareholder clients to successfully reach their long-term investment goals. Many of you have visited our office in Chicago and met the men and women who manage your assets. We feel face-to-face meetings promote a rapport that is beneficial to both parties. We also encourage shareholder calls to discuss the Funds as well as general market conditions. This dialogue allows us to be more effective as your investment advisor. Please call Doug Jackman, David Sullivan or me in Chicago at 312-663-8300.

Investment Perspective
We believe that maintaining a realistic investment perspective is an important component of successful investing. This is especially true for equities, the most volatile of major asset classes. Even though most large business organizations are relatively stable over time, their stocks' annual returns tend to vary quite widely. This is because investors exaggerate the importance of short-term events. Accordingly, long-term investors must learn to be patient with interim market swings. The meteoric rise of technology and other growth stocks in 1999-2000 followed by their collapse in 2000-2002 is a recent example of investor behavior.

To assist shareholders in their efforts to maintain a realistic investment perspective, we provide shareholders with annual projections of equity returns for the next ten years. We also project the frequency and depth of bear markets over this period. These estimates represent probable general market returns, and of course, often vary widely in their eventual accuracy. We base these projections on the relationship between returns and initial stock valuations in the United States since 1926.

This year our return estimates are for the 2004-2013 period. Given the low current level of inflation and since most stocks are above their long-term valuation levels, we estimate that equities will return 8% over the next ten years. This year's estimate is lower than last year's 9% due to today's higher valuations produced by the rising market, but equal to the previous years 8%. Adjusted for our inflation estimate of 3%, equities should return 5%.

Our pre-inflation 8% return estimate is below the long-term average equity return of 10%. Our 5% inflation-adjusted equity return is closer, but still below the 6.5% long-term average.

What about investment alternatives to equities? With the ten-year government bond yielding roughly 4%, this suggests an extra 4% (8% vs 4%) annual return in equities. The long-term average return difference between stocks and bonds is 3.5%.

We believe that the era of declining interest rates since 1982 has ended. Recent history has lulled investors into thinking inflation can only fall and bonds prices only rise, We project inflation, now at 2% will rise slowly over the next decade to 5% (averaging 3%). With the ten-year bond at 4.17%, this implies investing in fixed income securities will produce disappointing after inflation returns.

History suggests that there will be two bear market declines in the 2004-2013 period, and that they should each fall roughly 35%. Since accurate market timing is wishful thinking, long-term investors have no option but to endure these interim speed bumps. We are now fourteen months past the bottom of the first worldwide bear market since 1990. The advance started in October of 2002, dipped early in the Iraq war and has advanced ever since. The history of market movements relative to the four-year US presidential cycle, suggests that the next dip may be in 2005, the post election year. With most elections three years distant, politicians will have the flexibility to cut spending or raise taxes in this year and the Federal Reserve will be more inclined to curb excesses.

The Business Outlook
We make forecasts of the economy to understand the probable top-down factors that may influence the earnings of our stocks. In the Fund's June semi-annual report, I mentioned that a small group of doomsayers professed the world had entered into a deflationary period and nothing could be done to stop a downward economic spiral. My observation was, given its superb historical record, one should trust the resiliency of the US economy to self-cure its excesses. The accuracy of this statement was demonstrated immediately by the unexpected strong rebound in the 3rd quarter GNP growth as described in the next paragraph.

After a dramatic 8.2% spurt in third quarter GNP growth, we feel business activity has settled back to a more sustainable 4.0% rate this quarter. Given the simulative environment of a presidential election year and a sympathetic Federal Reserve, we see growth to continue at the 4% rate in 2004.

Portfolio Strategy
Much of next year's strong business and earnings outlook is now reflected in materially higher equity prices. This is especially true in technology and biotech stocks, where one would think past painful lessons would have not been forgotten so quickly. We did not chase stocks up in the technology bubble and certainly are not doing so now. Fortunately there are plenty of fairly priced stocks available so we expect attractive returns from our portfolios again in 2004.

All of us at the Thomas White Funds Family appreciate your support over the last decade and look forward to continue serving you for many more years in the future.

Thomas S. White, Jr.
President

"Our research division, the Global Capital Institute, is leading the asset management industry in the development of techniques to successfully value modern global companies."

"Houses are best built on stone, not sand. Our thorough stock selection approach emphasizes the use of time-tested, fundamental valuation measurements and analyst judgment. The objective is to determine a company's intrinsic business worth."

COMMON INVESTMENT GOALS
The investment objective of the each Fund is to achieve long-term capital growth through superior risk-adjusted returns.

INVESTMENT PHILOSOPHY
OF THE THOMAS WHITE FUNDS
I. Superior returns are achieved from capturing the high potential inherent within undervalued companies.
II. A valuation-oriented investment approach can capture this potential while maintaining a lower risk profile.
III. Thomas White emphasizes owning broadly diversified portfolios of undervalued companies that have solid cash flows, attractive growth potentials and appropriately conservative balance sheets.
IV. The Advisor adheres to a long-term investment approach, and it does not attempt to project short-term changes in the general market.

THE THOMAS WHITE FUNDS FAMILY
The American Opportunities Fund (mid-cap value)
The International Fund (foreign equities)

Mutual fund investors and their advisors have grown increasingly sophisticated in the management of their assets. Funds are allocated by their investment style, cap size and between domestic and foreign stocks. The objective of this careful diversification is smoother performance. The Thomas White Funds described below should be used as individual components within an investor's total investment portfolio:

I. The American Opportunities Fund
This mid-cap value fund is designed to obtain superior long-term returns while attempting to limit investment risk. The portfolio is constructed to take full advantage of our research department's ability to discover attractive investment opportunities in each major business sector within the United States. History shows that careful industry and company diversification can help lower portfolio volatility and reduce risk during difficult market environments.

The American Opportunities Fund will use a valuation-driven mid-cap investment style and will select most of its stocks from the 800 companies in the Russell Midcap Index. These stocks range in market capitalizations from roughly $1 to $10 billion.

II. The International Fund
We believe globalization will continue to accelerate in this century. This trend started with the demise of the Soviet Union as a superpower and will speed up with the growing availability of the Internet worldwide.

This Fund is designed to represent the international equity component of an investor's portfolio of funds. It owns a broadly diversified list of undervalued common stocks located in all the major global industries. The securities are also widely diversified by geographical region and in both developed market and emerging market countries. The Fund does not typically hedge currencies.

In August of 1998, Forbes Magazine honored the International Fund by placing it in their International Stock Funds "Best Buy List." We were the youngest of the twelve world funds making this list.

THE FUNDS ARE INVESTOR FRIENDLY
The Funds are 100% no-load, a distinct advantage since sales charges and 12b-1 fees reduce a shareholder's return. Each Fund has average or below average total expenses, in relation to their peers, and attempts to maintain low portfolio turnover, which is tax efficient. In addition to managing mutual funds, our asset management division runs US large-cap, small-cap and fixed-income portfolios for clients. All of our investment asset classes use our traditional valuation-oriented investment approach.

THE WORLD HAS CHANGED.
ADDING AN INTERNATIONAL FUND TO US EQUITY HOLDINGS OFFERS THE POTENTIAL FOR BOTH IMPROVED PERFORMANCE AND SMOOTHER RETURNS.

GLOBAL STOCK MARKET ALLOCATION
	Dec 1970	Dec 1980	Dec 1990	Dec 2000	Dec 2002	Oct 2003
Developed Markets
Canada	4%	3%	2%	2%	2%	2%
Europe	22%	23%	25%	28%	27%	26%
Pacific	8%	16%	27%	14%	14%	15%
United States	66%	57%	43%	52%	57%	50%
Emerging Markets	.2%	.8%	3%	4%	6%	7%
	100%	100%	100%	100%	100%	100%
Global Market Value ($trillions)	$2.0	$4.1	$8.2	$26.9	$22.4	$23.1

There has been growth in the relative size of developed and emerging markets outside the United States since 1960. Investors can now choose to employ wider diversification in the design of their equity portfolios.

Thomas White suggests shareholders hold both its American Fund and its International Fund to achieve a broadly diversified portfolio.

History shows that broad global diversification lowers portfolio volatility compared to single country portfolios.

Source: Global Capital Institute

COMMON INVESTMENT OBJECTIVES
The common goals of the Thomas White Funds are to provide our shareholders with solid performance and above average portfolio stability.

The Funds are designed to give shareholders a comfortable ride, in the roller coaster world of equities. Shareholders that can "stay the course" and maintain a well-thought-out, long-term strategy, have traditionally done well in investing. Nervous equity investors tend to make mistakes they regret later.

How do we invest the portfolio and structure the Funds to accomplish our goals of both strong and stable performance?

First, in terms of portfolio design, we select stocks on the basis of how they will perform in both rising and declining markets. Our 100%-owned research unit, the Global Capital Institute, provides an ongoing flow of attractive stocks in most industries and countries. This gives us the ability to construct carefully diversified portfolios. Owning undervalued companies in all of the major industries or countries can moderate the disruption caused by unpredictable business and market cycles. Strong and weak sectors tend to offset each other, producing smoother overall performance, as well as the value added which comes from owning undervalued stocks.

Second, in designing the fund's structure, we try to attract and serve the prudent, long-term investor and discourage speculators. Please note the information in "Designing a Lifetime Investment Plan" and "The Power of Long-Term Investment Plans" located in the front section of the Funds' prospectus. Our Funds are ideal for these sorts of lifetime savings plans. There is another advantage of having shareholders who are long-term investors. Long-term shareholders produce fewer fund redemptions, which means lower portfolio turnover in the Funds. A stable shareholder base also allows us to hold less liquidity-related cash, which can improve long-term performance.

Third, we encourage shareholders to develop confidence in our advice. Working with a trusted advisor increases the likelihood of investment success. We take great pride as professionals in assisting shareholders in reaching their investment goals. We know that our clients' accomplishments depend on their knowledge, planning and self-discipline. Accordingly, we attempt to focus our regular shareholder communications in these areas.

Finally, we send out special letters during periods of market turmoil. These are normally delivered in a timely fashion by fax or e-mail. Shareholder response to this form of communication has been quite enthusiastic. A complete set of past shareholder letters and reports are available at our website, www.thomaswhite.com or by calling 1-800-811-0535.

"The common goals of the Thomas White Funds are to provide our shareholders with solid performance and above average portfolio stability. . .

Shareholders that can 'stay the course' and maintain a well-thought-out, long-term strategy, have traditionally done well in equities."

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
TOP TEN HOLDINGS ON OCTOBER 31, 2003
BASED ON TOTAL NET ASSETS
Company Industry	% of Total Net Assets
CACI International Inc. Technology	3.4%
Alberto Culver Co. CL A Consumer Staples	2.0%
Symantec Corp Technology	1.8%
Mylan Laboratories, Inc. Health Care	1.8%
Dentsply International Inc. Health Care	1.4%
C.R. Bard, Inc. Health Care	1.4%
Countrywide Financial Financial	1.3%
ITT Education Services	1.3%
Golden West Financial Banking	1.3%
Gtech Holdings Services	1.2%

Thomas White American Opportunities Fund

Mid-Cap Value Style (Ticker: TWAOX)
The American Opportunities Fund will have its fifth birthday March 4, 2004. It employs the same valuation-oriented investment style as the International Fund, but centers its selection around the 800 stocks in the Russell Midcap Index. These companies range in market capitalizations from roughly $1 to $10 billion. The Fund may also purchase attractive larger-cap or smaller stocks. Given that our security analysts cover over 2,300 domestic companies, this selection flexibility allows the portfolio manager to buy many of the investment opportunities they discover. The Fund's weighted market-cap size is $4.0 billion and the median size is $3.0 billion.

The Thomas White American Opportunity Fund returned +24.8% over the last six months through October, versus the Russell Midcap Value Index return of +24.6% and the Russell Midcap Index return of +26.3%. Over the last twelve months the Fund returned +29.6% versus +33.5% and +35.9% for the respective indices. Since its inception, the Fund has produced an annualized +8.2% return. This compares to the Russell Midcap Value Index +8.8% and the Russell Midcap Index +7.3%.

Investment Strategy
After two years of discouraging economic and financial news, investors were finally rewarded this year. The market bottomed out in October of 2002 just as the Fund's fiscal year began. The sharp advance has produced many strong gains in our positions, but since it was early in the new bull market and in consideration of taxes, we only harvested distinctly overvalued stocks. Accordingly, the Fund had a below average 30% portfolio turnover rate this year.

Given our belief that the US and world economies will continue to expand; we are encouraged about the Fund's return outlook in 2004. Although many technology stocks are now overvalued, our analysts are still able to locate a great many undervalued investments.

Early in the year we increased our position weights in health care, building and certain technology stocks while reducing exposure in energy and the REIT industry. We feel this mix helped our performance in the fiscal year ended in October. Currently we are reducing the portfolio's weight in technology since this industry has advanced so sharply.

When it comes to investing in companies, our analysts joke that they like to buy "ugh" (undervalued) and sell "vogue" (overvalued). New investments are generally held two to three years until they have reached, what our analysts determine, is their fair value. This year our Ryland Group investment provides an excellent example of our investment approach. Ryland Group is a homebuilder with a mortgage finance division. Its earnings have advanced strongly over the last several years, reflecting the powerful surge in housing sales driven by falling mortgage rates. Ryland was purchased for the Fund in late 2000. As mortgage rates began rising, Ryland's inventory of unsold houses began to grow. Not recognizing this, investors pushed the stock's price above our analyst's estimate of the company's value as a business. In vogue, Ryland became overvalued so we sold the position this August. Closing out the investment in Ryland produced a 213.6% long-term capital gain for the Fund's shareholders.

The Fund's investment in Mylan Laboratories represents an existing position that has performed well. This mid-sized pharmaceutical firm develops both generic and proprietary drugs. Mylan was purchased in November of 2000. As of the Fund's October 31st fiscal year end, this investment has returned an unrealized 101.3%. Based on the ongoing research of Dr. Jinwen Zhang, Thomas White International's health care analyst, the stock has not yet reached its fair value so, despite its strong gain, we still hold our position. Dr. Zhang will continue to adjust her calculations of Mylan's value each month and when the stock's price advances above her view of Mylan's fair value, the portfolio manager will sell the position.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
INDUSTRY DISTRIBUTION ON OCTOBER 31, 2003
BASED ON LONG-TERM SECURITIES
Aerospace	1.4%
Banking	9.1%
Building	2.6%
Capital Goods	2.2%
Chemicals	2.2%
Communications	1.3%
Consumer Durables	3.8%
Consumer Retail	6.2%
Consumer Staples	4.8%
Energy	3.9%
Financial Diversified	8.9%
Forest & Paper	0.9%
Health Care	10.2%
Industrial	5.7%
Insurance	4.5%
Metals & Mining	0.9%
Services	15.3%
Technology	13.2%
Transportation	1.6%
Utilities	1.3%

The Current Portfolio
As is our traditional policy, we are nearly fully invested and maintain broad industry diversification. In order to achieve our objective of portfolio stability, we currently own 159 attractively priced businesses spanning every major industry. While most stocks are classified as mid-caps, there are also a number of large and smallcap stocks that we feel are attractive. As of October 31, the Fund's wide diversification was confirmed by the fact that its top ten holdings represented just 10.8% of its total net assets.

In conclusion, The American Opportunities Fund represents a well-diversified portfolio of undervalued equity securities. At this stage of the bull market, our analysts continue to find many attractive opportunities.

PERFORMANCE AT A GLANCE
Relative Performance October 31, 2003	American Opportunities Fund	Russell Midcap Value	Russell Midcap Index
Six Months	24.8%	24.6%	26.3%
YTD	28.7%	28.6%	32.3%
One Year Total Return	29.6%	33.5%	35.9%
Annualized Three Year Total Return	7.8%	8.5%	0.8%
Annualized Total Return Since Inception (3/4/99)	8.2%	8.8%	7.3%

The American Opportunities Fund vs the Russell Midcap Value Index and the Midcap Index March 4, 1999 to October 31, 2003

[CHART]

The current value of an initial $10,000 investment with dividends reinvested
Thomas White Amer Opportunities Fund - $14,433
 Russell Midcap Value - $14,814
Russell Midcap - $13,913

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The return since inception was +44.3% for the Fund, +48.1% for the Russell Midcap Value and +39.1% for the Russell Midcap. The one-year return for the Fund was +29.6%. The Fund's average annual total return was +8.2%.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Investment Portfolio October 31, 2003

	Industry Issue	Shares	Value

	Common Stocks (99.2%)
	Aerospace (1.4%)
	L-3 Communications Holdings #	2,200	$102,828
	Curtiss-Wright Corp	900	66,600
	Moog Inc -Cl A *	1,400	59,360
			228,788

	Banking (9.1%)
	Community First Bankshares	1,716	46,727
	First Tennessee Natl Corp #	1,700	77,112
	Golden West Financial Corp	2,050	205,881
	Greenpoint Financial Corp	1,650	51,398
	Hudson City Bancorp Inc	2,100	72,534
	M & T Bank Corp	1,800	169,020
	New York Community Bancorp #	3,700	133,940
	North Fork Bancorporation	3,400	132,532
	Popular Inc	3,900	174,602
	Southtrust Corp	2,200	70,378
	TCF Financial Corp	3,200	166,976
	Washington Mutual Inc #	1,500	65,625
	Zions Bancorporation	1,400	85,820
			1,452,545

	Building (2.6%)
	American Woodmark Corp	2,000	98,220
	Cavco Industries Inc *	70	1,694
	Centex Corp #	1,400	136,500
	Dr Horton Inc	2,600	103,480
	KB Home #	1,173	80,339
			420,233

	Capital Goods (2.2%)
	Donaldson Co Inc #	2,400	137,327
	Graco Inc	3,375	128,588
	Paccar Inc	1,044	82,560
			348,475

	Chemicals (2.2%)
	Airgas Inc	5,200	99,580
	Albemarle Corp	2,150	57,663
	Engelhard Corp	1,839	52,559
	Lubrizol Corp	1,100	33,330
	Olin Corp	2,900	50,489
	Rohm And Haas Co #	1,400	55,020
			348,641

	Communications (1.3%)
	Alltel Corp	700	33,088
	Centurytel Inc	1,850	66,138
	Liberty Media Corp-A #	3,328	$33,580
	Telephone And Data Systems	1,300	81,380
			214,186

	Consumer Durables (3.8%)
	Arvinmeritor Inc	1,870	31,397
	Autoliv Inc	2,300	76,176
	Brunswick Corp	3,800	112,746
	Carlisle Cos Inc	2,100	120,435
	Johnson Controls Inc	900	96,777
	Lear Corp #	952	55,302
	Select Comfort Corporation #	1,650	51,546
	Whirlpool Corp	928	65,396
			609,775

	Consumer Retail (6.1%)
	Abercrombie & Fitch Co-Cl A *#	1,300	37,050
	American Eagle Outfitters *#	1,400	22,386
	Fossil Inc *	3,885	104,390
	Kenneth Cole Productions-A	2,900	85,840
	K-Swiss Inc -Cl A	2,400	105,840
	Liz Claiborne Inc	2,700	99,603
	Office Depot Inc *#	7,700	114,961
	Pacific Sunwear Of Calif *#	2,550	58,854
	Ross Stores Inc	2,600	130,260
	Staples Inc *#	3,900	104,208
	TJX Companies Inc	5,700	119,643
			983,035

	Consumer Staples (4.8%)
	Alberto-Culver Co -Cl A	5,100	323,288
	Casey'S General Stores Inc	2,700	41,661
	Constellation Brands Inc-A *	2,964	92,981
	CVS Corp #	1,700	59,806
	Dean Foods Co *	2,100	63,525
	Helen Of Troy Ltd *	3,000	67,320
	Kroger Co	3,000	52,470
	The Dial Corporation	2,850	68,400
			769,451

	Energy (3.9%)
	Anadarko Petroleum Corp #	2,522	110,009
	Bj Services Co *	2,200	72,182
	Cross Timbers Royalty Trust	25	625
	Devon Energy Corporation #	1,200	58,200
	Helmerich & Payne	2,300	60,973
	Marathon Oil Corp #	2,629	77,740
	Valero Energy Corp	2,300	98,210
	Varco International Inc*	3,300	58,047
	Xto Energy Inc #	3,500	82,845
			618,831

	Financial Diversified (8.8%)
	Boston Properties Inc	800	35,400
	Countrywide Financial Corp #	2,000	210,240
	Doral Financial Corp	2,900	146,450
	Edwards (A.G.) Inc	1,757	71,159
	Health Care Pptys Invest Inc	1,050	48,962
	Hospitality Properties Trust	1,900	69,673
	Kimco Realty Corp	2,250	93,735
	Knight Trading Group Inc *	4,150	57,436
	Legg Mason Inc #	1,300	108,225
	Lehman Brothers Holdings Inc	2,047	147,384
	New Century Financial Corp	1,550	57,583
	Prologis #	5,000	147,700
	Student Loan Corp	600	77,712
	T Rowe Price Group Inc #	3,600	147,347
			1,419,006

	Forest & Paper (0.8%)
	Rayonier Inc.	2,533	106,513
	Wausau-Mosinee Paper Corporation	2,337	28,885
			135,398

	Health Care (10.1%)
	Becton Dickinson & Co	1,500	54,840
	Bio-Rad Laboratories-Cl A *	1,300	67,925
	Bard (C.R.) Inc	2,800	224,140
	Caremark Rx Inc *	900	22,545
	Covance Inc *#	5,100	132,753
	Davita Inc *	2,000	70,200
	Dentsply International Inc	5,250	230,633
	First Health Group Corp *	1,400	34,258
	Genzyme Corp *	800	36,720
	Health Net Inc *	2,900	91,611
	Humana Inc *#	4,700	95,363
	Medicis Pharmaceutical-Cl A #	1,850	117,197
	Mylan Laboratories	11,700	282,555
	Omnicare Inc #	3,000	115,020
	Zimmer Holdings Inc *	800	51,048
			1,626,808

	Industrial (5.7%)
	American Standard Cos Inc *	898	85,939
	Ametek Inc	2,000	94,100
	Aptargroup Inc #	2,100	75,180
	Ball Corp	1,600	89,920
	Clarcor Inc	2,200	89,430
	Franklin Electric Co Inc	2,000	123,980
	Griffon Corporation *#	4,300	83,205
	Hillenbrand Industries	1,700	101,201
	ITT Industries Inc *	770	52,352
	Sonoco Products Co	2,991	63,618
	Teleflex Inc	1,100	50,611
			909,536

	Insurance (4.5%)
	Ambac Financial Group Inc	1,750	123,795
	Mgic Investment Corp #	1,317	67,575
	Old Republic Intl Corp	5,300	190,482
	PMI Group Inc/The #	1,930	73,785
	Radian Group Inc #	1,486	78,609
	Renaissancere Holdings Ltd	1,300	58,474
	Torchmark Corp	2,800	122,864
			715,584

	Metals (0.8%)
	Alcoa Inc.	2,400	75,768
	Minerals Tech	1,100	60,280
			136,048

	Services (15.1%)
	Banta Corp	3,500	133,910
	Brinker International Inc *#	2,700	85,941
	Carmax Inc *	4,000	126,040
	Courier Corp	925	50,690
	Cox Communications Inc-Cl A *#	718	24,462
	Cox Radio Inc-Cl A *	2,400	53,088
	Fortune Brands Inc #	2,900	188,935
	FTI Consulting Inc *#	1,800	35,820
	GTECH Holdings Corp	4,300	192,124
	IMS Health Inc	2,550	60,002
	Interactivecorp *#	3,500	128,835
	Intl Game Technology #	5,600	183,400
	Itt Educational Services Inc	4,200	209,160
	Knight-Ridder Inc	1,300	95,316
	Liberty Corp *	2,200	98,010
	Matthews Intl Corp-Cl A	3,500	94,465
	Panera Bread Company-Cl A *	1,800	72,126
	Petco Animal Supplies Inc *	2,000	66,380
	Republic Services Inc	4,300	99,975
	Scp Pool Corp	4,200	147,336
	University Of Phoenix Online *	1,600	109,856
	Value Line Inc	2,400	118,824
	Wackenhut Corrections Corp *	2,600	54,132
			2,428,827

	Technology (13.1%)
	Ameritrade Holding Corporation *#	8,600	117,906
	CACI International Inc. *	10,924	541,066
	Certegy Inc.	1,400	47,124
	eFunds Corporation *	8,600	137,600
	Fiserv, Inc. *	1,700	60,044
	Harris Corporation	3,764	140,096
	Lexmark International, Inc. *	1,000	73,610
	Linear Technology Corporation	3,400	144,874
	Progress Software Corporation *#	1,800	39,762
	Storage Technology Corporation *#	3,800	91,580
	Symantec Corporation *#	4,394	292,860
	Syntel, Inc.	7,000	173,670
	Varian, Inc. *	1,900	68,400
	Zebra Technologies Corporation *	3,000	171,450
			2,100,042

	Transportation (1.6%)
	Arkansas Best Corp	1,800	59,706
	Expressjet Holdings *#	2,600	39,780
	FedEx Corporation #	1,300	98,488
	Union Pacific Corporation	800	50,080
			248,054

	Utilities (1.3%)
	ONEOK Inc.	2,900	57,681
	Public Servic Enter	1,300	53,131
	Wisconsin Energy	3,100	101,525
			212,337

	Total Common Stocks	(Cost $11,727,391)	15,925,600

	Short-Term Obligations (33.1%)
		Principal Amount
American Family Financial Services Demand Note 0.73%, due 7/06/04		$275,905	$275,905
Federal Home Loan Discount Note 0.0% due 11/03/03		99,993	99,993
Wisconsin Corporate Central Credit Union Variable Demand Note
0.79%, due 7/10/04		708,859	708,859

HELD AS COLLATERAL	AIM Short Term Liquid Asset Fund	16,240	16,240
FOR SECURITIES LENDING	BCTA Finance Inc. Commercial Paper due 1/16/05	129,923	129,923
	CS First Boston 1.070% Dtd 10/31/03 due 11/03/03	617,136	617,136
	CS First Boston 1.1225% Dtd 10/31/03 due 11/03/03	974,426	974,426
	Danske Bank Commercial Paper due 12/22/03	162,404	162,404
	Deutsche Bank Certificate of Deposit due 1/31/04	$194,885	$194,885
	Goldman Sachs Commercial Paper due 07/02/04	194,886	194,886
	Leafs LLC Commercial Paper due 04/20/04	194,886	194,886
	Lehman Brothers Holdings Commercial Paper due 01/27/04	162,404	162,404
	Merrill Lynch Medium Term Note # TR00320 Series B due 12/08/03	227,366	227,366
	Merrill Lynch Premier Institutional Fund	156,454	156,454
	Metlife Global Funding Commercial Paper due 04/28/08	227,366	227,366
	Morgan Stanley Commercial Paper due 01/05/04	227,366	227,366
	Mortgage Int Commercial Paper due 12/16/03	129,565	129,565
	Premium Asset Trust Commercial Paper due 06/01/04	194,885	194,885
	SMM Trust 2002 Medium Term Note Commercial Paper due 12/15/03	162,404	162,404
	Svenska Handlsbank Certificate of Deposit due 03/15/04	194,885	194,885
	Total Short-Term Obligations	(Cost $5,252,238)	5,252,238

Total Investments:	132.3%	(Cost $16,979,629)	21,177,838
Other Assets, Less Liabilities:	(32.3)%		(5,180,020)
Total Net Assets:	100.0%		$16,047,622

* Non-Income Producing Securities
# All or a portion of securities on loan at October 31, 2003 - See Note 1 (g) to financial statements.

THOMAS WHITE INTERNATIONAL FUND
TOP TEN HOLDINGS ON OCTOBER 31, 2003 BASED ON TOTAL NET ASSETS
Company Industry, Country	% of Total Net Assets
Samsung Electronics Technology, South Korea	2.3%
Yamada Denki Co. Consumer Retail, Japan	1.9%
British American Tobacco Consumer Staples, United Kingdom	1.8%
Repsol YPF Energy, Spain	1.6%
ING GROEP NV Insurance, Netherlands	1.6%
News Corp Services, Australia	1.5%
Total SA Energy, France	1.5%
NTT Communications, Japan	1.5%
HSBC Holdings Banking, Hong Kong	1.4%
Philips Electronic Industrial, Netherlands	1.4%

Thomas White International Fund
Large Cap Value Style (Ticker: TWWDX)
Performance
The Thomas White International Fund returned +23.9% in the second half of its fiscal year. This compares to +26.5% for the international index (MSCI All-Country less US) and +20.5% for the world index (MSCI All-Country World). Over the last year the Fund returned +23.8% versus +30.4% and +25.2% for the international and world benchmarks. The International Fund has enjoyed solid long-term performance since its inception on June 28, 1994. Its +6.4% annualized return has outperformed the +3.1% return of the international index (MSCI AC World less US) and equaled the +6.4% return of the world index (MSCI AC World).

International Equities Are Now Outperforming US Equity Returns

The table on Page 20 presents the equity performance of the world's major regions since 1970. International equity returns outperformed US stocks for a twenty-year period from 1970 to 1990, then under-performed for eleven years, largely due to low equity returns in Japan. Now, beginning on February 1, 2001, international stocks are again besting US equities. Our strong case for investors diversifying in international equities has been based on the fact that while regional equity returns tend to perform quite differently in any one five-year period, over longer periods they have produced similar returns. Page 20 confirms that by the time investors are convinced that a region will permanently lead the world (eg. Japan in 1989), the region is often near the peak of its relative performance.

We projected in our October 2001 Fund report to you that performance-wise, the long period of US dominance over non-US stocks would end shortly.

THE THOMAS WHITE INTERNATIONAL FUND IS DESIGNED TO BENEFIT FROM THE POSITIVE CHANGES OCCURRING IN THE WORLD.

These forty-nine countries are home to over 3,600 companies that meet the Fund's quality standards. International Fund shareholders, are partial owners of many of these companies through their ownership of Fund shares. International Fund shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial global capitalism.

The Fund takes full advantage of the extensive resources of the Global Capital Institute. This investment research organization is owned by Thomas White International, the Fund's manager. The Institute's professionals perform on-going valuation-based security analysis of companies in forty-nine countries. Its monthly equity valuation publications are produced for clients who are asset management organizations located around the world.

DEVELOPED MARKETS
EUROPE
Austria
Belgium
Denmark
Finland
France
Germany
Greece
Ireland
Italy
Netherlands
Norway
Portugal
Spain
Sweden
Switzerland
United Kingdom
NORTH AMERICA
Canada
United States
Bermuda
PACIFIC
Australia
Hong Kong
Japan
New Zealand
Singapore
EMERGING MARKETS
GREATER EUROPE
Czech Republic
Hungary
Poland
Russia
Turkey
MIDDLE EAST
Israel
AFRICA
Egypt
Morocco
South Africa
LATIN AMERICA
Argentina
Brazil
Chile
Colombia
Mexico
Peru
Venezuela
INDIAN SUBCONTINENT
India
Pakistan
FAR EAST
China
Indonesia
South Korea
Malaysia
Philippines
Taiwan
Thailand

We estimated then and again last year, that international stocks would outperform US equities by 3.0% annually over the following ten-years.   This year, our 2004-2013 projection is that international stocks will return 11% verses 8% for their US counterparts.

Global Outlook
We believe that the world entered into a period of long-term secular growth in the late eighties. The drivers of this growth include: 1) the fall of communism and therefore the end of dueling superpowers, world wars and vast non-productive expenditures, 2) the worldwide acceptance of free enterprise as an economic model and 3) the explosion of global communications and other productive technologies available to a growing portion of the world's population. These ideal conditions eventually led to excesses in markets in 2000, but now the ensuing period of slow growth is over and positive secular factors are again driving growth around the world.

Skilled yet inexpensive labor in developing countries is increasingly used by businesses in the industrialized nations. Companies first focused on employing unskilled labor, then skilled manufacturing jobs, services positions and now basic research. Even our own firm has some of its programming done in Minsk, Belarus. This use of global labor will power future growth in two important ways.

First, lowering labor costs increases the productivity of corporations in developed countries, which in turn keeps a lid on inflation. Although it may not be intuitive, the growth in jobs and in the standard of living in the US has always been driven by free trade and allowing corporations to act in ways that maximize their profits.

Second, job growth in developing countries is producing a growing middle class, which in turn produces more stable and eventually democratic governments. Billions of Chinese, Indian and other third world workers are being transformed into consumers. Moreover, their spending is being magnified as local financial institutions begin offering, for the first, time home mortgages, auto loans and credit cards. The ballooning buying power of these consumers will drive growth for years to come.

Much of this consumption will benefit the globally advertised brand names of America, Europe and Japan. These include consumer and capital goods as well as services like education and travel. Rising commodity prices are already signaling this secular advance in global demand.

In summary, globalization is and will continue to produce positive changes. This conclusion is the basis for our recommendation that shareholders own both our American Opportunities and International Fund.

Currency Movements
The International Fund benefited from the continued weakness in the dollar this fiscal year. The Euro rose 17% versus the dollar, 8% versus the British Pound and 10% versus the Japanese Yen. Given the US's large budget and trade deficits, dollar weakness may continue for an extended period of time.

Portfolio Strategy
This year we increased the portfolio's weights in the insurance, technology and services sectors and reduced positions in the consumer goods industry. The Fund benefited from its overweight positions in Japan and the rest of Asia, but was hurt by its low exposure to Canada, one of the best performing countries this year.

In Conclusion
The Fund represents a well-diversified portfolio of undervalued international companies. It maintains broad exposure to both developed and emerging market countries.

THE THIRTY-TWO YEAR PERFORMANCE OF THE INTERNATIONAL EQUITY MARKET AND ITS MAJOR REGIONAL COMPONENTS
MSCI INDICES Gross	THESE INDEX RETURNS ARE IN US DOLLARS. FIVE-YEAR REGIONAL PERFORMANCE SUCCESS IS NUMBERED FROM #1 (BEST) TO #5 (WORST).
PERIOD: Jan. 1, 1970 to Oct. 31, 2003	INT'L	CANADA	EUROPE	JAPAN	PACIFIC EX JAPAN	EMERGING MARKETS	US
FIVE-YEAR PERIOD RETURNS
1970-1974	3.3%	4.6%(#2)	-0.9%(#3)	16.0%(#1)	-6.2%(#4)	N/A	-3.4%
1975-1979	19.0%	17.9%(#4)	18.9%(#2)	18.8%(#3)	27.5%(#1)	N/A	13.3%
1980-1984	9.5%	6.7%(#2)	6.1%(#3)	17.0%(#1)	4.1%(#4)	N/A	14.5%
1985-1989	35.0%	16.9%(#5)	32.3%(#3)	41.4%(#2)	22.4%(#4)	52.2%(#1)	19.8%
1990-1994	2.4%	0.1%(#4)	7.0%(#3)	-3.4%(#5)	15.3%(#2)	20.9%(#1)	9.2%
1995-1999	12.4%	20.5%(#2)	22.5%(#1)	2.1%(#4)	5.0%(#3)	2.0%(#5)	29.7%
2000-2003 (to Oct. 31)	-7.2%	1.4%(#1)	-7.4%(#4)	-12.4%(#5)	0.0%(#2)	-2.2%(#3)	-8.1%

1970-2003 (to Oct. 31)	10.6%	9.7%	11.2%	11.0%	9.5%	N/A	10.7%
1988-2003 (to Oct. 31)	5.0%	9.1%	9.7%	-1.6%	9.0%	12.0%	12.3%

The table above presents the performance of the international stock markets from January 1, 1970 to December 31, 2003. Returns are shown in a series of five-year periods. The international returns are followed by those of the world's regions, then for comparison, the US returns.

Regional performances (not including the US) are highlighted using ranks from #1 (best) to #5 (worst) to indicate the winners and losers in each five-year period. History shows regional returns are random in their timing, with no area holding a permanent monopoly on performance.

Note that the international market and its territories all have quite similar long-term records. But observe that the international index has a more stable return pattern than any of its components. This is because regional bull and bear markets tend to offset one another.

The Fund's design reflects your manager's belief that shareholders benefit from smoother international performance. A more stable portfolio encourages investors to stay the course in a falling market environment. This promotes success in reaching long-term investment goals.

The MSCI developed country gross dividends return series is used for US, Europe, Canada, Japan and the Pacific less Japan. The Free MSCI emerging markets free gross dividends return series starts on January 1, 1988. International returns reflect the MSCI World less U.S. Free Index until the MSCI All-Country less U.S. Free Index starts on January 1, 1988. World less U.S. Free and All-Country World less U.S. returns are linked across the 1970-2003 period.

THOMAS WHITE INTERNATIONAL FUND REGIONAL EXPOSURE ON OCTOBER 31, 2003 BASED ON LONG-TERM SECURITIES
CONTINENTAL EUROPE	37.4%
UNITED KINGDOM	13.4%
AFRICA & MIDDLE EAST	0.3%
CANADA	3.0%
LATIN AMERICA	5.7%
JAPAN	23.3%
FAR EAST	5.6%
AUSTRALIA & NEW ZEALAND	4.9%
DEVELOPED MARKETS	93.6%
EMERGING MARKETS	6.4%
Total	100%

We believe international stocks will outperform US equities over the coming ten years. We have updated the chart on the previous page. International companies continue to benefit from strong earnings growth being generated from improving management and more productive employees. The higher potential return of international equities comes from their relative under-valuation and their opportunity to raise margins and capital returns up to the standards of US corporations. International companies still have many opportunities to make the kind of structural improvements US companies implemented in the 1990's.

Our organization feels that international stocks will have superior performance to US equities over the next ten years due to the relative under-valuation of foreign stocks and the still highly valued of the US dollar. Specifically, we believe investors should expect large-cap international equities to return 11% from 2004 through 2013, versus 8% for comparable US stocks. Even though global equity markets have become more similar over the years, they still do not move in lockstep and diversification is key to solid long-term returns.

We thank you for your continued investment and support of our firm. In a difficult stock market, it is important that investors stay the course. As one of your investment managers, we continue to execute our investment process in a consistent and disciplined manner. We believe that equity investing rewards the patient investor who uses time-tested valuation techniques and has realistic long-term goals. We have every confidence that these equities will enjoy strong relative performance reflecting the economic recovery we anticipate occurring in 2004.

PERFORMANCE AT A GLANCE

 [CHART]

The current value of an initial $10,000 investment with dividends reinvested.
Thomas White International Fund - $17,915
MSCI All Country World - $17,896
MSCI All Country Word Ex US - $13,327

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The return since inception was 79.2% for the Fund, 33.3% for the MSCI All Country World ex US and 79.0% for the MSCI All Country Index. The one-year return for the Fund was 23.8%. The Fund's average annual total return since inception was 6.4%. The MSCI Indices are gross dividends.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

The International Fund vs its Benchmarks
Relative Performance October 31, 2003	Thomas White International Fund	MSCI All Country World ex US	MSCI All Country World
Six Months	23.9%	26.5%	20.5%
YTD	22.4%	28.6%	24.7%
One Year	23.8%	30.4%	25.2%
Three Years	-2.7%	-4.5%	-6.8%
Five Years	1.5%	1.4%	0.6%
Average Annual Return Since Inception (June 28, 1994)	6.4%	3.1%	6.4%
Cumulative Total Return Since Inception (June 28, 1994)	79.2%	33.3%	79.0%

MSCI All Country World is a compilation of the market indices for 47 developed and emerging market countries. The MSCI All Country World ex US represents the same countries as the All Country Index except it does not include the US. All indices are unmanaged and returns assume the reinvestment of dividends. The International Fund also assumes the reinvestment of dividends and capital gains distributions.

THOMAS WHITE INTERNATIONAL FUND
Investment Portfolio October 31, 2003
Country	Issue	Industry	Shares	Value

COMMON STOCKS:	91.3%
AUSTRALIA:	3.9%

	Boral Limited	Building	29,700	$115,545
	National Australia Bank ADR #	Banking	2,900	314,360
	National Australia Bank Ltd	Banking	5,121	110,807
	News Corp Ltd ADR #	Services	16,500	588,225
	Rio Tinto Plc ADR #	Metals	1,700	168,385
	Telstra Corp Ltd	Communications	60,800	203,850
				1,501,172

BELGIUM:	1.3%

	Fortis AG	Insurance	12,500	222,099
	Groupe Bruxelles Lambert SA	Financial Div.	5,900	283,946
				506,045

BERMUDA:	0.5%

	XL Capital Ltd.	Insurance	2,700	187,650

BRAZIL:	1.6%

	Petrobras PN	Energy	17,990	397,964
	Telebras Holders ADR	Communications	6,800	234,192
				632,156

CANADA:	2.8%

	Enbridge Inc	Energy	3,800	149,296
	Fairfax Financial Holdings	Insurance	600	93,309
	Manitoba Telecom Services Inc	Communications	5,000	152,101
	Royal Bank Of Canada	Banking	5,400	259,799
	Shaw Communication Class B	Industrials	19,000	265,930
	Shell Canada Ltd	Energy	4,050	158,596
				1,079,031

CHILE:	0.3%

	Cia Cervecerias Unidas ADR	Consumer Staple	6,300	133,308

CHINA:	1.2%

	Petrochina Co Ltd ADR #	Energy	13,200	480,480

FRANCE:	6.8%

	AGF	Insurance	6,600	347,066
	Aventis SA	Health Care	8,300	437,904
	Bouygues	Financial Div.	10,200	276,458
	Christian Dior	Consumer Staple	2,700	149,863
	Michelin (CDGE)	Consumer Durables	4,800	187,641
	Societie Generale	Banking	3,250	240,546
	Total SA	Energy	3,733	578,098
	Vivendi Universal SA	Services	20,000	418,600
				2,636,176

GERMANY:	5.6%

	BASF AG	Chemicals	4,700	215,034
	Bayer AG	Banking	9,200	200,122
	Dailmerchrysler AG	Consumer Durables	7,000	259,860
	Deutsche Post AG	Services	6,000	115,712
	Deutsche Telekom AG	Communications	14,000	218,914
	E. On Ag	Utilities	6,800	341,043
	Hypo Real Estate Holding*	Banking	2,300	39,694
	Infineon Technolgies AG *	Technology	12,900	189,760
	Karstadtquelle AG	Consumer Retail	7,600	187,502
	Schering AG	Health Care	3,700	173,354
	Siemens AG	Industrials	3,600	241,014
				2,182,009

GREECE:	0.4%

	Hellenic Telecommunication Organization	Communications	13,500	151,988

HONG KONG:	2.6%

	BOC Hong Kong Holdings Ltd	Banking	65,000	112,567
	HSBC Holdings Plc #	Banking	36,800	554,403
	Jardine Matheson Holdings Ltd	Industrials	18,600	136,710
	Swire Pacific Ltd A	Industrials	34,600	211,178
				1,014,858

IRELAND:	1.5%

	Allied Irish Banks Plc	Banking	20,000	291,886
	Irish Life & Permanent Plc	Insurance	20,000	279,850
				571,736

ITALY:	2.9%

	Eni SPA	Energy	19,100	302,865
	Telecom Italia SPA *	Communications	210,000	547,281
	Unicredito Italian SPA	Banking	54,800	268,492
				1,118,638

JAPAN:	21.3%

	Canon Inc	Technology	9,000	435,272
	Dai Nippon Printing Co Ltd	Services	12,000	185,236
	Daiichi Pharmaceutical	Health Care	10,100	154,254
	Daiwa House Industry Co Ltd	Building	20,000	215,636
	Daiwa Securities Group Inc	Financial Div.	33,000	241,197
	Denso Corp	Consumer Durables	16,100	305,167
	Eisai Co Ltd	Health Care	8,000	187,636
	Fuji Photo Film Co Ltd	Services	5,000	147,273
	Fujitsu Ltd	Technology	42,000	263,071
	Hitachi Ltd	Technology	23,100	135,659
	Honda Motor Co Ltd	Consumer Durables	5,200	205,163
	Japan Tobacco Inc	Consumer Staple	47	313,618
	Komatsu Ltd	Capital Goods	72,000	389,448
	Matsushita Electric Industries	Technology	19,000	250,281
	Millea Holdings Inc	Insurance	40	476,364
	Mitsubishi Heavy Industries	Capital Goods	90,000	247,086
	Mitsubishi Tokyo Financial	Banking	35	251,364
	Mitsui Fudosan Co Ltd	Financial Div.	11,000	102,300
	Mitsui Sumitomo Insurance Co	Insurance	22,000	181,199
	Nipponkoa Insurance Co Ltd	Insurance	48,000	236,942
	NTT	Communications	127	566,882
	Ono Pharmaceutical Co Ltd	Health Care	5,500	191,500
	Pioneer Corp	Technology	9,900	246,599
	Sankyo Co Ltd	Health Care	18,000	288,000
	Seiko Epson Corp	Technology	4,300	154,800
	Sharp Corp	Technology	17,000	267,517
	Showa Shell Sekiyu	Energy	19,000	152,517
	Sumitomo Mitsui Financial Group #	Banking	35	175,955
	Takeda Chemical Industries	Health Care	4,400	155,600
	Toho Gas Co Ltd	Utilities	39,000	114,161
	Yamada Denki Co Ltd#	Consumer Retail	23,200	738,180
	Yamaha Corp	Services	7,500	151,022
	Yamanouchi Pharmaceutical	Health Care	6,000	150,545
				8,277,444

MEXICO:	2.8%

	America Movil ADR Ser L	Communications	12,700	302,260
	Cemex SA ADR	Building	9,623	230,952
	Telefonos de Mexico Sp ADR L	Communications	16,900	543,335
				1,076,547

NETHERLANDS:	7.6%

	ABN-AMRO Holdings NV	Banking	22,100	462,042
	AKZO NOBEL	Chemicals	7,200	226,837
	ING Group NV	Insurance	29,944	619,446
	OCE NV	Technology	30,000	396,825
	Philips Electronics NV	Industrials	20,476	549,994
	Reed Elsevier NV	Services	16,000	177,541
	Unilever NV CVA	Consumer Staple	9,000	520,911
				2,953,596

NEW ZEALAND:	0.7%

	Telecom New Zealand ADR #	Communications	10,900	261,055
SINGAPORE:	1.8%

	DBS Group Holdings Ltd	Banking	43,030	353,788
	Overseas Chinese Bank Corp	Banking	48,800	339,502
				693,290

SOUTH AFRICA:	0.3%

	Anglo American Plc	Industrials	5,700	116,748

SOUTH KOREA:	4.6%

	Korea Electric Power Corp Sp ADR #	Utilities	35,900	389,515
	KT Corp Sp ADR #	Communications	10,900	214,839
	Posco ADR#	Metals	8,800	255,024
	Samsung Electronics Co Ltd	Technology	2,285	907,435
				1,766,813

SPAIN:	4.3%

	Antena 3 Televison *	Communications	43	1,400
	Banco Popular Espanol	Banking	3,600	186,515
	Banco Bilbao Vizcaya Argenta	Banking	20,100	229,787
	Repsol YPF SA	Energy	36,700	637,629
	Telefonica, S.A. ADR	Communications	12,654	473,260
	Telefonica, S.A.	Communications	12,910	160,000
				1,688,591

SWEDEN:	2.2%

	Electrolux AB- B Shares	Consumer Durables	11,200	228,716
	Foreningssparbanken AB	Banking	17,550	291,193
	Modern Times Group B shares *	Services	6,000	112,189
	Nordea AB	Banking	18,800	116,135
	Sandvik AB	Capital Goods	3,800	112,521
				860,754

SWITZERLAND:	1.6%

	Novartis AG	Health Care	9,500	362,739
	Syngenta AG	Chemicals	4,500	246,733
				609,472

TAIWAN:	0.3%

	Taiwan Semiconductor Manufacturing	Technology	63,201	124,797

THAILAND:	0.3%

	PTT Exploration & Production	Energy	24,000	114,271

UNITED KINGDOM:	12.1%

	Allied Domecq Plc	Consumer Staple	48,000	$318,653
	Associated British Foods Plc	Consumer Staple	20,000	187,152
	Barclays Plc	Banking	28,400	238,523
	Boots Group Plc	Consumer Retail	29,200	351,375
	British American Tobacco Plc	Consumer Staple	58,800	713,544
	BAE Systems Plc	Aerospace	91,500	284,757
	BT Group Plc	Communications	57,400	180,144
	Bunzl Plc	Forest & Paper	29,000	226,159
	Diageo Plc	Consumer Staple	21,400	252,090
	Glaxosmithkline Plc ADR	Health Care	6,400	277,056
	Glaxosmithkline Plc	Health Care	11,650	247,653
	Hays Plc #	Services	62,000	128,235
	Imperial Chemical Industries Plc	Chemicals	65,600	215,161
	Marks & Spencer Group Plc	Consumer Retail	27,300	133,355
	Rentokil Initial Plc	Services	31,000	117,329
	RMC Group Plc	Building	13,800	142,744
	Unilever Plc	Consumer Staple	24,285	205,667
	Vodafone Group Plc ADR	Communications	12,600	266,491
	WPP Group Plc	Services	24,000	228,955
				4,715,053

Total Common Stocks		(Cost $31,236,114)		35,453,668

SHORT TERM OBLIGATIONS:	29.5%
			Par Value
	The Northern Trust Company Eurodollar
	Time Deposit 0.20%, due 11/03/03		$8,047,460	8,047,460

HELD AS COLLATERAL	Northern Institutional Liquid Asset Portfolio		3,323,649	3,323,649
FOR SECURITIES LENDING	US Treasury Notes, 5.875% due 11/15/04		68,674	68,674
Total Short Term Obligations		(Cost $11,439,783)

Total Investments	120.8%	(Cost $42,675,897)		46,893,451
Other Assets, Less Liabilities:	(20.8)%			(8,073,126)
Total Net Assets:	100.0%			$38,820,326

* Non-Income Producing Securities
# All or a portion of securities on loan at October 31, 2003 - See Note 1 (g) to financial statements.
ADR - American Depositary Receipt.
See Notes to Financial Statements

DISTRIBUTIONS - DURING FISCAL YEAR 2003
The Funds typically pay dividends annually in October.

DISTRIBUTIONS
	American Opportunities Fund	International Fund
Ordinary Income	$ 0.005487	$ 0.129991
Short-Term Capital Gain	$----	$----
Long-Term Capital Gain	$----	$----
Total Per Share	$ 0.005487	$ 0.129991

Thomas White FUNDS FAMILY Statements of Assets and Liabilities October 31, 2003
	American Opportunities Fund	International Fund
ASSETS

Investments in securities at market value[1]	$21,177,838	$46,893,451
Receivables:
Dividends and interest	6,404	52,567
Reclaims	-------	31,993
Fund shares sold	5,000	-------
Other	-------	2,417
Prepaid expenses	127	288
Total assets	21,189,369	46,980,716

LIABILITIES

Management Fees	12,564	26,737
Accrued expenses	11,284	44,889
Distributions payable	6,138	387,666
Payable for securities purchased	944,280	4,308,775
Collateral on loaned securities[2]	4,167,481	3,392,323
Total liabilities	5,141,747	8,160,390

NET ASSETS

Source of Net Assets:
Net capital paid in on shares of beneficial interest	12,250,974	37,474,128
Undistributed net investment income (accumulated net investment loss)	(4,391)	(76,856)
Accumulated net realized gain (loss)	(397,170)	(2,794,500)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	4,198,209	4,217,554

Net assets	$16,047,622	$38,820,326

Shares outstanding	1,175,372	3,682,588

Net asset value and offering price per share	$13.65	$10.54

1 Cost Basis: American Opportunities Fund: $16,979,629 International Fund: $42,675,897
2 Value of securities out on loan at 10/31/2003: American Opportunities Fund: $4,057,017 International Fund: $3,266,099

See Notes to Financial Statements.

Thomas White FUNDS FAMILY Statements of Operations Year Ended October 31, 2003
	American Opportunities Fund	International Fund
INVESTMENT INCOME

Income:
Dividends	$169,024	$711,664 [1]
Interest	3,733	5,533
Total investment income	172,757	717,197

Expenses:
Investment management fees (note 4)	126,276	270,690
Audit fees and expenses	8,598	22,952
Custodian fees	5,997	60,007
Trustees' fees and expenses	3,730	8,457
Registration fees	5,599	26,302
Transfer agent fees	12,093	27,005
Printing expenses	3,678	8,312
Legal fees and expenses	10,009	22,001
Other expenses	16,104	32,820
Total expenses	192,084	478,546
Reimbursement from Investment Manager	(21,075)	(71,323)
Net expenses	171,009	407,223
Net investment income	1,748	309,974

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized (loss) on investments & foreign currency transactions	(235,052)	(489,295)
Net change in unrealized appreciation on investments and foreign currency translations	3,720,164	6,257,214
Net gain on investments	3,485,112	5,767,919
Net increase in net assets from operations	$3,486,860	$6,077,893

1 Net of foreign taxes withheld of $79,813.

See Notes to Financial Statements.

Thomas White FUNDS FAMILY Statements of Changes in Net Assets
	American Opportunities Fund		International Fund
	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2003	Year Ended October 31, 2002
Change in net assets from operations:
Net investment income	$1,748	$20,645	$309,974	$232,442
Net realized gain (loss)	(235,052)	(92,755)	(489,295)	(1,984,989)
Net unrealized appreciation (depreciation) on investments	3,720,164	(96,618)	6,257,214	(16,912)
Net increase (decrease) in net assets from operations

Distributions to shareholders:
From net investment income	(6,138)	(20,645)	(387,666)	(202,283)
Tax return of capital	------	(3,793)	------	------
Total distributions	(6,138)	(24,438)	(387,666)	(202,283)

Fund share transactions (Note 3)	1,263,404	707,570	7,542,242	(96,180)
Total increase (decrease)	4,744,126	514,404	13,232,469	(2,067,922)

Net assets:
Beginning of period	11,303,496	10,789,092	25,587,857	27,655,779

End of period	$16,047,622	$11,303,496	$38,820,326	$25,587,857

See Notes to Financial Statements.

THOMAS WHITE FUNDS FAMILY
 Notes to Financial Statements
Year Ended October 31, 2003

Note 1. Summary of Accounting Policies

Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has two series of Shares, the Thomas White American Opportunities Fund (the "American Opportunities Fund") that commenced operations on March 4, 1999, and the Thomas White International Fund (the "International Fund") that commenced operations on June 28, 1994, collectively referred to as the "Fund". The investment objective of each Fund is to seek long-term capital growth. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world's developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(a)	Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

(b)	Foreign currency translation. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

(c)	The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

(c)	Income taxes. It is each Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d)	Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

(e)	Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined on a FIFO (first in first out) basis.

(f)	Distributions to Shareholders. The Funds usually declare and pay dividends from net investment income annually, but may be more frequent to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(g)	Securities Lending. The American Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agents for the Thomas White International Fund for its services and 40% is paid to the securities lending agent for the Thomas White American Opportunities Funds for their services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at October 31, 2003 are as follows:
Portfolio	Value of Loaned Securities	Value of Collateral
Thomas White American Opportunities	$4,106,071	$4,217,285
Thomas White International Fund	3,266,099	3,392,323

Each Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Portfolio	Net Interest Earned by Portfolio
Thomas White American Opportunities	$1,366
Thomas White International Fund	5,011

(h)	Redemption Fee. Effective December 30, 1999 the Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund's long-term shareholders. Each Fund will use the "first-in, first-out" (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than two months, the fee will be charged. $540 in redemption fees were collected by the International Fund for the fiscal year ended October 31, 2003.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Year Ended October 31, 2003

Note 2. Significant Shareholder. At October 31, 2003 the Thomas White American Opportunities Fund and the Thomas White International Fund had a shareholder who held 54.0% and 71.6%, respectively, of each Fund's outstanding shares. Investment activities of this shareholder could have a material effect on each Fund.

Note 3. Transactions in Shares of Beneficial Interest (All amounts in thousands)

As of October 31, 2003, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:
	American Opportunities Fund
	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Amount	Shares	Amount
Shares sold	143,123	$1,806,512	72,206	$833,291
Shares issued on
reinvestment of
dividends & distributions	2,208	23,603	0	0
Shares redeemed	(42,499)	(566,711)	(11,107)	(125,721)

Net increase (decrease)	102,831	$1,263,404	61,099	$707,570

	International Fund
	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Amount	Shares	Amount
Shares sold	795,552	$8,249,455	396,033	$3,782,336
Shares issued on
reinvestment of
dividends & distributions	23,140	200,394	0	0
Shares redeemed	(104,480)	(907,607)	(409,822)	(3,878,516)

Net increase (decrease)	714,212	$7,542,242	(13,789)	$(96,180)

Note 4. Investment Management Fees and Other Transactions with Affiliates

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the "Advisor") at the rate of 1/12% of the Fund's average daily net assets. For the fiscal year ended October 31, 2003 the Advisor contractually agreed to reduce its management fee for the American Opportunities Fund and the International Fund to the extent that the total operating fees exceeded 1.35% and 1.50% of the respective Fund's average daily net assets.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Year Ended October 31, 2003

Note 5. Investment Transactions

During the year ended October 31, 2003 the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:
Fund	Purchases	Sales
American Opportunities Fund	$4,901,514	$3,541,584
International Fund	11,346,360	6,888,277

At October 31, 2003 the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
American Opportunities Fund	$16,995,111	$4,500,259	$(317,532)	$4,182,727
International Fund	42,822,705	5,770,248	(1,699,502)	4,070,746

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales.

	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Total Distributable Earnings
American Opportunities Fund	$1,748	$-------	$4,182,727	$(381,688)	$3,802,787
International Fund	372,061	-------	4,070,746	(2,708,942)	1,733,865

The tax character of distributions paid during the year ended October 31, 2003 were as follows:
	Ordinary Income	Long-term Capital Gains	Total Distributions
American Opportunities Fund	$24,438	$-------	$24,438
International Fund	202,283	-------	202,283

As of October 31, 2003, the Funds had tax basis capital losses, which may be carried forward up to eight years to offset future capital gains. Such losses expire as follows:
Expiration Date	American Opportunities Fund	International Fund
10/31/2007	-------	-------
10/31/2008	-------	-------
10/31/2009	$53,881	$320,216
10/31/2010	92,754	1,984,989
10/31/2011	235,053	403,738
Total	$381,688	$2,708,943

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Year Ended October 31, 2003

Note 6. Financial Highlights
	American Opportunities Fund
	Year Ended October 31, 2003		Year Ended October 31, 2002		Year Ended October 31, 2001		Year Ended October 31, 2000		March 4, 1999 (commencement of operations) to October 31, 1999
Per share operating performance (For a share outstanding throughout the period)

Net asset value, beginning of period	$10.54		$10.67		$10.95		$10.73		$10.00

Income from investment operations:
Net investment income (loss)	0.00		0.02		0.03		0.04		0.02
Net realized and unrealized gains (losses)	3.12		(0.13)		(0.27)		0.72		0.71
	3.12		(0.11)		(0.24)		0.76		0.73

Distributions:
From net investment income	(0.01)		(0.02)		(0.04)		(0.04)		-------
From net realized gains	-------		-------		-------		(0.50)		-------
Tax return of capital	-------	(1)	-------	(1)	-------	(1)	-------		-------
	(0.01)		(0.02)		(0.04)		(0.54)		-------

Change in net asset value for the period	3.11		(0.13)		(0.28)		0.22		0.73
Net asset value, end of period	$13.65		$10.54		$10.67		$10.95		$10.73

Total Return	29.56%		(1.01)%		(2.20)%		7.25%		7.30%	**
Ratios/supplemental data
Net assets, end of period (000)	$16,048		$11,303		$10,789		$10,386		$9,931
Ratio to average net assets:
Expenses (net of reimbursement)	1.35%	+	1.34%	+	1.35%	+	1.35%	+	1.35%	*+
Net investment income/loss (net of reimbursement)	0.01%	+	0.17%	+	0.31%	+	0.22%	+	0.22%	*+

Portfolio turnover rate	28.38%		37.50%		83.34%		62.14%		$3.53%	**

Annualized ** Not annualized
(1)	Less than $0.01 per share.
+

In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been (0.15)% for the current year.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.53% and the ratio of net investment income to average net assets would have been (0.01)% for the year ended October 31, 2002.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.54% and the ratio of net investment income to average net assets would have been 0.13% for the year ended October 31, 2001.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been 0.11% for the year ended October 31, 2000.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.70% and the ratio of net investment income to average net assets would have been (0.13)% for the period ended October 31, 1999.

THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Year Ended October 31, 2003

International Fund

	Year Ended October 31, 2003		Year Ended October 31, 2002		Year Ended October 31, 2001		Year Ended October 31, 2000		Year Ended October 31, 1999
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$8.62		$9.27		$11.76		$13.30		$13.58

Income from investment operations:
Net investment income (loss)	0.11		0.08		0.06		(0.01)		0.07
Net realized and unrealized gains
(losses)	1.94		(0.66)		(2.49)		(0.05)		2.32
	2.05		(0.58)		(2.43)		(0.06)		2.39
Distributions:
From net investment income	(0.13)		(0.07)		(0.06)		(0.07)		(0.13)
From net realized gains	-------		-------		-------		(1.41)		(2.54)
	(0.13)		(0.07)		(0.06)		(1.48)		(2.67)

Change in net asset value for the period	1.92		(0.65)		(2.49)		(1.54)		(0.28)
Net asset value, end of period	$10.54		$8.62		$9.27		$11.76		$13.30

Total Return	23.77%		(6.28)%		(20.63)%		(1.26)%		18.78%
Ratios/supplemental data
Net assets, end of period (000)	$38,820		$25,588		$27,656		$34,104		$41,665
Ratio to average net assets:
Expenses (net of reimbursement)	1.50%	+	1.50%	+	1.50%	+	1.50%	+	1.44%
Net investment income/loss (net of	1.14%	+	0.81%	+	0.51%	+	(0.04)%	+	0.46%
reimbursement)
Portfolio turnover rate	25.61%		50.00%		35.38%		38.37%		67.48%

+

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.77% and the ratio of net investment income to average net assets would have been 0.88% for the current year.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.74% and the ratio of net investment income to average net assets would have been 0.57% for the year ended October 31, 2002.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.66% and the ratio of net investment income to average net assets would have been 0.35% for the year ended October 31, 2001.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been (0.06)% for the year ended October 31, 2000.

Thomas White FUNDS FAMILY Trustee Disclosure October 31, 2003
Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios overseen by Trustee	Other Directorships Held by Trustee

Thomas S. White, Jr.* 440 S. LaSalle St. Suite 3900 Chicago, IL 60605 60	Trustee, President	9 years	Chairman of Thomas White International, Ltd.	2

Douglas M. Jackman 440 S. LaSalle St. Suite 3900 Chicago, IL 60605 37	Vice President and Secretary	7 years	Analyst and Senior Vice President of Thomas White International, Ltd.;	2

David M. Sullivan II 440 S. LaSalle St. Suite 3900 Chicago, IL 60605 31	Treasurer	3 years	Treasurer of the Thomas White Funds; Portfolio Analyst and Fund Accountant of Thomas White International, Ltd.	2

Nicholas G. Manos* 53 W. Jackson Blvd. Suite 528 Chicago, IL 60604 78	Trustee	9 years	Attorney (of counsel), Gesas, Pilati & Gesas,	2

Edward E. Mack III 55 East Jackson St. Chicago, IL 60604 58	Trustee	8 years	Chairman, Mack & Parker, Inc. (Principal Business - Insurance)	2	Director - Mack & Parker, Inc.

Elizabeth Montgomery 1448 N. Lake Shore Dr. Chicago, IL 60610 60	Trustee	2 year	Retired	2

John N. Venson 310 Meadowlake Ln. Lake Forest, IL 60045 54	Trustee	9 years	Doctor of Podiatric Medicine	2

* Mr. Manos is Thomas White's father-in-law.

Report of Independent Auditors

To the Board of Trustees and Shareholders of
     Lord Asset Management Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thomas White American Opportunities Fund and the Thomas White International Fund (constituting the Lord Asset Management Trust, hereafter referred to as the "Trust") at October 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods from October 31, 1999 through October 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

December 5, 2003
Chicago, Illinois

ITEM 2. CODE OF ETHICS.

Lord Asset Management Trust ("Registrant") has adopted a code of ethics that applies to the Registrant's principal executive officer, chief financial officer and chief accounting officer, or persons performing similar functions. A copy of the code is filed herewith as an exhibit. There were no amendments to the code during the fiscal year ended October 31, 2003. There were no waivers or implicit waivers from the code granted by the Registrant during the fiscal year ended October 31, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's Board of Trustees has determined that its Audit Committee does not currently have any member that qualifies as an "audit committee financial expert" as defined under rules adopted by the Securities and Exchange Commission. Upon careful review of the background and qualifications of each member of the Audit Committee, the Board was satisfied that each Audit Committee member has sufficient knowledge, experience, and skills to perform the functions required of him or her under the Funds' Audit Committee Charter adopted by the Board of Trustees and to carry out such functions with the duty of care required of such member. In addition, the Board of Trustees also noted that the Audit Committee Charter provides that the Audit Committee members are authorized to retain, at Registrant's expense, special counsel and such other experts or consultants as may be necessary to assist the Committee in discharging its responsibilities.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting or in other factors that could significantly affect the Registrant's internal control over financial reporting subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.
(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers
(a)(2)	Certifications of chief executive officer and chief financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.
(b)	Certifications of chief executive officer and chief financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ASSET MANAGEMENT TRUST
By:	/s/ Thomas S. White, Jr. Thomas S. White, Jr. President (Principal Executive Officer)

Date: January 7, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Thomas S. White, Jr. Thomas S. White, Jr. President (Principal Executive Officer)

Date: January 7, 2004
By:	/s/ David M. Sullivan II David M. Sullivan II Treasurer (Principal Financial Officer)

Date: January 7, 2004

EXHIBIT INDEX

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers

(a)(2) Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.